UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2003

CARBO CERAMICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15903	72-1100013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 401-0090

ITEM 5.    OTHER EVENTS

                   On April 21, 2003 Carbo Ceramics Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing first quarter 2003 earnings.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                   Press release dated April 21, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          CARBO CERAMICS INC.

                                                                                           /s/ C. MARK PEARSON

                                                                                          C. Mark Pearson

                                                                                          President and Chief Executive Officer

                                                                                           /s/ PAUL G. VITEK

                                                                                          Paul G. Vitek

                                                                                          Sr. Vice President, Finance and

                                                                                          Chief Financial Officer

Date: April 21, 2003

EXHIBIT INDEX

EXHIBIT NUMBER                                               DESCRIPTION

99.1       Copy of Carbo Ceramics Inc. press release dated April 21, 2003

4